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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


        Date of Report (date of earliest event reported): October 5, 2001

                               ZAPATA CORPORATION
             (Exact name of registrant as specified in its charter)



NEVADA                         1-4219                         C-74-1339132
(State or other          (Commission File No.)               (I.R.S Employer
jurisdiction of                                             Identification No.)
incorporation)



                         100 MERIDIAN CENTRE, SUITE 350
                            ROCHESTER, NEW YORK 14618
                     (Address of principal executive office)

                                 (716) 242-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

ITEM 9.  REGULATION FD DISCLOSURE.

On October 5, 2001, Zapata Corporation (the "COMPANY") issued a press release announcing that it had sold its equity interest in Viskase Companies, Inc., and certain non-investment grade debt securities including Pueblo Extra Inc. and Decora Industries Inc. and Frank's Nursery and Crafts Inc. The press release is attached hereto as Exhibit 99, and incorporated herein in its entirety.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits Required by Item 601 of Regulation S-K

                  EXHIBIT NO.               DESCRIPTION
                  -----------               -----------
                       99                   Press release dated October 5, 2001




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ZAPATA CORPORATION


                             By:    /S/ LEONARD DISALVO
                                    ------------------------------------------
                             Name:  Leonard DiSalvo
                             Title: Vice-President Finance and Chief Financial
                                    Officer

Date: October 5, 2001



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                                  EXHIBIT INDEX

EXHIBIT NO.                        DESCRIPTION

     99                            Press release dated October 5, 2001